                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 2

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 7, 2001



       UPC POLSKA, INC.                                 UNITED PAN-EUROPE
----------------------------                           COMMUNICATIONS N.V.
(Exact name of registrant                        -------------------------------
as specified in its charter)                     (Exact name of registrant as
                                                   specified in its charter)

          Delaware                                       The Netherlands

-----------------------------                     ------------------------------
(State or Other Jurisdiction                       (State or Other Jurisdiction
     of Incorporation)                                  of Incorporation)

         000-22877                                          000-25365
-----------------------------                     ------------------------------
  (Commission File Number)                           (Commission File Number)

         06-148715                                         98-0191997
-----------------------------                     ------------------------------
      (I.R.S. Employer                                  (I.R.S. Employer
    Identification Number)                             Identification Number)


4643 Ulster Street, Suite 1300,                            Boeing Avenue 53
   Denver, Colorado 80237                              1119 PE, Schiphol Rijk
-----------------------------                              The Netherlands
  (Address and zip code of                        ------------------------------
 principal executive offices)                        (Address and zip code of
                                                    principal executive offices)


       (303) 770-4001                                     (31) 20-778-9840
-----------------------------                      -----------------------------
(Registrant's telephone number,                  (Registrant's telephone number,
     including area code)                              including area code)









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ITEM 2. ACQUISITIION OR DISPOSITION OF ASSETS

         As reported on Current Report on Form 8-K, filed on December 21, 2001, on August 10, 2001, United Pan-Europe Communications N.V. (UPC), the parent company of UPC Polska, Inc. (the Company), and Canal+ Group (Canal+), the television and film division of Vivendi Universal S.A., announced the signing of definitive agreements to merge their respective Polish direct-to-home (DTH) satellite television platforms, to form a common Polish DTH platform. The transactions contemplated by such agreements were consummated on December 7, 2001. Pursuant to Item 7(a)(4) of Form 8-K, Form 8-K/A Amendment No. 1 filed on February 20, 2002, amended the Current Report filed on Form 8-K on December 21, 2001, to include the pro forma financial information required by Item 7(b) of Form 8-K. As part of the transactions, the Company, through its affiliate Polska Telewizja Cyfrowa TV Sp. z o.o. (PTC), contributed its Polish and United Kingdom DTH assets to Telewizyjna Korporacja Partycypacyjna S.A. (TKP), the Polish subsidiary of Canal+, and agreed to fund 30.0 million euros (approximately $26.8 million as at December 7, 2001) in the form of a shareholder loan to TKP. The Company received 150.0 million euros (approximately $133.4 million as of December 7, 2001) in cash and PTC received a 25% ownership interest in TKP upon completion of certain Polish legal formalities in connection with the issuance of new TKP shares.

         This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K/A Amendment No. 1 filed on February 20, 2002, and, more specifically, to reflect the Company's 25% ownership interest in TKP as having a fair value of 30 million euros (approximately $27.5 million as at September 30, 2001). The final valuation of the Company's investment in TKP was completed in connection with the audit of the Company's financial statements as of and for the year ended December 31, 2001 and resulted in an adjustment of the fair value from 65 million euros (approximately $59.5 million as at September 30, 2001) to 30 million euros (approximately $27.5 million as at September 30, 2001). Accordingly, the Company's 25% investment in TKP was reflected in the Company's Annual Report on Form 10-K, filed with the SEC on April 4, 2002 ("2001 Form 10-K"), having a value of 30 million euros (approximately $26.8 million as of December 7, 2001). Additionally this report amends the US dollar value as of December 7, 2001, of the Company's shareholder loan to TKP and the cash received by the Company from $27.7 million to $26.8 million and from $138.8 million to $133.4 million, respectively. This amendment to Form 8-K conforms the financial statement and pro forma financial information filed pursuant to Item 7(b) of Form 8-K/A Amendment 1 on February 20, 2002, to the Company's presentation in its 2001 Form 10-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Pro forma financial information

         The following unaudited pro forma condensed consolidated financial statements, which reflect the consolidated financial position of the Company assuming that the disposition of the Company's Polish and United Kingdom DTH assets had occurred on September 30, 2001, and the consolidated results of operations of the Company assuming that the disposition had occurred as of January 1, 2001 and January 1, 2000, respectively, are filed with this report:

       o Pro forma Unaudited Condensed Consolidated Balance Sheet as of September 30, 2001,

       o Pro forma Unaudited Condensed Consolidated Statement of Operations for the nine months ended September 30, 2001,

       o Pro forma Unaudited Condensed Consolidated Statement of Operations for the Year ended December 31, 2000,

       o  Notes to Pro forma Unaudited Condensed Consolidated Financial
          Statements.

         The following unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2001. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of future operating results or financial position.


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

                                UPC POLSKA, INC.
          PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS AS
                              OF SEPTEMBER 30, 2001
                                     ASSETS

                                                                                         Pro forma
                                                        Historical     Disposition       adjustment       Pro forma
                                                        ----------     -----------       ----------       ---------
                                                                               (in thousands)
Current assets:
     Cash and cash equivalents                             $ 9,922       $ (4,450)a,d     $ 109,920 d      $ 115,392
     Restricted Cash                                             -              - a          27,480 d         27,480
     Trade accounts receivable, net                         10,919         (3,710)a               -            7,209
     Programming and broadcast rights                        4,364              -            (4,364)b              -
     VAT recoverable                                         1,001           (416)a               -              585
     Prepayments                                             4,760         (3,822)a               -              938
     Due from UPC affiliates                                28,879         (8,340)a               -           20,539
     Other current assets                                      989        138,907 a        (129,561)d         10,335
                                                       -----------     ----------          --------        ---------
        Total current assets                                60,834        118,169             3,475          182,478
                                                       -----------     ----------          --------        ---------

Property, plant and equipment:
     Cable television systems assets                       156,619              -                 -          156,619
     DTH, transmission and production equipment            149,732       (149,732)a               -                -
     Construction in progress                                3,961              -               104 c          4,065
     Vehicles                                                2,340         (1,309)a              93 c          1,124
     Other                                                  27,457        (15,514)a          10,086 c         22,029
                                                       -----------     ----------          --------        ---------
                                                           340,109       (166,555)           10,283          183,837
     Less accumulated depreciation                        (101,612)        57,410 a               -          (44,202)
                                                       -----------     ----------          --------        ---------
        Net property, plant and equipment                  238,497       (109,145)           10,283          139,635

Inventories for construction                                 5,145           (112)a               -            5,033
Intangibles, net                                           821,131       (467,118)a,d         1,033 c        355,046
Investments in affiliated companies                         14,622         27,480 a               -           42,102
                                                       -----------     ----------          --------        ---------

        Total assets                                   $ 1,140,229     $ (430,726)         $ 14,791        $ 724,294
                                                       ===========     ==========          ========        =========

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                                UPC POLSKA, INC.
          PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS AS
                        OF SEPTEMBER 30, 2001 (CONTINUED)
                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                                                           Pro forma
                                                          Historical     Disposition       adjustment      Pro forma
                                                          ----------     -----------       ----------      ---------
                                                                                (in thousands)
Current liabilities:
    Accounts payable and accrued expenses                    $ 54,267      $ (16,567)a      $ 31,762 b,c     $ 69,462
    Due to UPC                                                  7,978           (169)a             -            7,809
    Due to TKP                                                      -              -          27,480 d         27,480
    Accrued interest                                              595              -               -              595
    Deferred revenue                                            6,257         (3,756)a             -            2,501
                                                          -----------     ----------        --------       ----------
       Total current liabilities                               69,097        (20,492)         59,242          107,847
                                                          -----------     ----------        --------       ----------

Long-term liabilities:
    Notes payable and accrued interest to UPC                 442,033           (111)a          (321)b        441,601
    Notes payable                                             408,459              -               -          408,459
    Other long term liabilities                                   951           (951)a             -                -
                                                          -----------     ----------        --------       ----------
       Total liabilities                                      920,540        (21,554)         58,921          957,907
                                                          -----------     ----------        --------       ----------


Commitments and contingencies

Stockholder's equity:
    Common stock, $.01 par value; 1,000 shares
        authorized, shares issued and outstanding
        1,000 as of September 30, 2001
        and December 31, 2000                                       -              -               -                -

    Paid-in capital                                           911,562              -               -          911,562
    Accumulated other comprehensive loss                      (83,049)        44,619 a             -          (38,430)
    Accumulated deficit                                      (608,824)      (453,791)a,d     (44,130)b,c   (1,106,745)
                                                          -----------     ----------        --------       ----------
          Total stockholder's equity / (deficiency)           219,689       (409,172)        (44,130)        (233,613)
                                                          -----------     ----------        --------       ----------

          Total liabilities and stockholder's equity      $ 1,140,229     $ (430,726)       $ 14,791       $  724,294
                                                          ===========     ==========        ========       ==========

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                                UPC POLSKA, INC.
   PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE
                      NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                                                            Pro forma
                                                            Historical     Disposition      adjustment      Pro forma
                                                            ----------     -----------      ----------      ---------
                                                                                   (in thousands)
Revenues                                                     $ 107,612      $ (19,704)e    $ (28,545)g       $ 59,363

Operating expenses:
  Direct operating expenses                                     85,450         (4,535)e      (59,696)g         21,219
  Selling, general and administrative expenses                  47,717        (18,570)e            -           29,147
  Depreciation and amortization                                 96,334        (56,257)e            -           40,077
  Impairment of DTH equipment                                   19,491        (19,491)e            -                -
                                                            ----------     ----------        -------       ----------
Total operating expenses                                       248,992        (98,853)       (59,696)          90,443
                                                            ----------     ----------        -------       ----------

  Operating loss                                              (141,380)        79,149         31,151          (31,080)

Interest and investment income                                     833           (297)e        2,925 f          3,461
Interest expense                                               (70,350)           265 e            -          (70,085)
Equity in losses of affiliated companies                          (723)             -        (27,480)f        (28,203)
Foreign exchange loss                                           (3,135)       (32,852)e            -          (35,987)
Non-operating expense                                             (919)           799 e            -             (120)
Loss on disposition                                                  -       (492,497)e            -         (492,497)
                                                            ----------     ----------        -------       ----------
  Loss before income taxes and
       minority interest                                      (215,674)      (445,433)         6,596         (654,511)

Income tax expense                                                (162)             -              -             (162)
                                                            ----------     ----------        -------       ----------

  Net loss applicable to holder of common stock             $ (215,836)    $ (445,433)       $ 6,596       $ (654,673)
                                                            ==========     ==========        =======       ==========
  Basic and diluted Loss per common share                       N/A            N/A             N/A             N/A
                                                            ==========     ==========        =======       ==========

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

                                UPC POLSKA, INC.
     PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR
                        THE YEAR ENDED DECEMBER 31, 2000

                                                                                              Pro forma
                                                            Historical      Disposition       adjustment       Pro forma
                                                            ----------      -----------       ----------       ---------
                                                                                  (in thousands)
Revenues                                                     $ 133,583      $  (25,755)e      $ (30,724)g     $   77,104

Operating expenses:
  Direct operating expenses                                    132,154             705 e        (76,082)g         56,777
  Selling, general and administrative expenses                  63,156         (30,202)e              -           32,954
  Depreciation and amortization                                109,503         (63,399)e              -           46,104
  Impairment of DTH equipment                                    7,734          (7,734)e              -                -
                                                            ----------      ----------        ---------       ----------
Total operating expenses                                       312,547        (100,630)         (76,082)         135,835
                                                            ----------      ----------        ---------       ----------

  Operating loss                                              (178,964)         74,875           45,358          (58,731)

Interest and investment income                                   1,329            (605)e          3,961 f          4,685
Interest expense                                               (73,984)            537 e              -          (73,447)
Equity in losses of affiliated companies                          (895)              -          (27,480)f        (28,375)
Foreign exchange gain/(loss), net                                3,397         (28,721)e              -          (25,324)
Non-operating expense                                              591            (603)e              -              (12)
Loss on disposition                                                  -        (503,583)e                        (503,583)
                                                            ----------      ----------        ---------       ----------
  Loss before income taxes and
       minority interest                                      (248,526)       (458,100)          21,839         (684,787)

Income tax expense                                                (285)            183 e              -             (102)
                                                            ----------      ----------        ---------       ----------
  Net loss applicable to holder of common stock             $ (248,811)     $ (457,917)       $  21,839       $ (684,889)
                                                            ==========      ==========        =========       ==========
  Basic and diluted Loss per common share                      N/A              N/A               N/A             N/A
                                                            ==========      ==========        =========       ==========

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                                UPC POLSKA, INC.
  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2001, presents the consolidated financial position of the Company assuming that the disposition of the Company's DTH segment had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2001, and the year ended December 31, 2000, present the consolidated results of operations of the Company assuming that the disposition had occurred as of January 1, 2001 and January 1, 2000, respectively. The unaudited pro forma financial information is based on assumptions and does not purport to be indicative of the results of operations or the financial position that would have actually occurred if the disposition had been consummated on the dates indicated. The pro forma financial information is based on the Company's previously reported historical financial statements and adjusted for the assumptions and estimates described in the accompanying Notes to the Pro Forma Unaudited Condensed Consolidated Financial Statements.

Pro Forma Adjustments

The following notes describe the adjustments included in the accompanying financial statements:

Balance Sheet

a. Adjustment to reflect (i) the estimated proceeds of 30 million euros (approximately $27.5 million, as of September 30, 2001) being the fair value of the 25% interest in TKP, (ii) the elimination of assets and liabilities sold in the disposition, (iii) the estimated net effect of the restructuring of balances receivable from disposed entities of $240.9 million, and (iv) the accrued professional expenses and local tax paid in connection with the disposition of $8.1 million.

b. Adjustments to reflect the estimated accrued cost associated with: (i) the restructuring of channel agreements of $2.5 million, (ii) closure of sport channel of $13.1 million, (iii) restructuring of the management of $0.6 million,
(iv) vacant property of $0.5 million, (v) and the goodwill write off amounting to $221.9 million.

c. Adjustments to reflect the reallocation of: (i) leasehold improvements and intangibles from DTH segment to Cable segment of $6.3 and $1.0 million, respectively and (ii) DTH reception systems from DTH segment to Programming segment of $3.9 million.

d. Cash proceed of 150 million euros (approximately $137.4 million, as of September 30, 2001) from the settlement of loan receivable from DTH segment and cash contribution into TKP of 30 million euros (approximately $27.5 million, as of September 30, 2001).

Income Statement

e. Adjustments to reflect the estimated loss on the disposition.

f. Use of the cash proceed from the repayment of the loan receivable of $109.9 million, and loss attributable to the Company's minority interest in TKP.

g. Adjustment to reflect the decrease in revenue and direct cost in programming segment resulting from reduced level of operation.






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

(c) Exhibits

    Exhibit Number    Description

    2.1 Closing Agreement, dated as of December 7, 2001, by and among UPC, Canal+, the Company, PTC and TKP.*

    2.2 Shareholders Agreement, dated August 10, 2001, by and among UPC, PTC, Canal+ and Polcom Invest S.A.*

    2.3 Contribution and Subscription Agreement, dated as of August 10, 2001, by and among UPC, Canal+, the Company, PTC and TKP.*



* Previously filed on December 21, 2001 as an exhibit to Form 8-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2002

                                UPC POLSKA, INC.



                By: /s/ SIMON BOYD
                    ----------------------------------------
                Name: Simon Boyd
                Title: Chief Executive Officer




                      UNITED PAN-EUROPE COMMUNICATIONS N.V.



                By: /s/ ANTON A.M. TUIJTEN
                    -----------------------------------------
                Name: Anton A.M. Tuijten
                Title: Member of the Board of Management
                       and General Counsel



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